                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Magnitude Information Systems, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Form 10-KSB"), each of the undersigned officers of the Company certifies, to the best of their knowledge, that the Company's Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 27, 2003         MAGNITUDE INFORMATION SYSTEMS, INC.

                               By: /s/ Steven D. Rudnik
                                   -----------------------------------------
                                   Steven D. Rudnik
                                   President and Chief Executive Officer

                               By: /s/ Joerg H. Klaube
                                   -----------------------------------------
                                   Joerg H. Klaube
                                   Chief   Financial Officer